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                                                                    EXHIBIT 10.5



                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT (this "Agreement"), dated as of July 22, 1998, is between GERARD M. JACOBS (the "Pledgor"), and METAL MANAGEMENT, INC., a Delaware corporation ("Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Secured Promissory Note dated as of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Note") between the Pledgor and the Lender, the Lender has made a loan to the Pledgor;

         WHEREAS, the obligations of the Pledgor are to be secured pursuant to this Agreement;

         WHEREAS, it is a condition precedent to the making of the loan described above that the Pledgor execute and deliver this Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Pledgor under or in connection with the Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. When used herein, the following terms have the following meanings (such meanings to be applicable to both the singular and plural forms of such terms):

         Collateral - see Section 2.

         Default means the occurrence of any Event of Default.

         Liabilities means all obligations (monetary or otherwise) of the Pledgor under the Note.

         Terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Note.

         2. Pledge. As security for the payment of all Liabilities, the Pledgor hereby pledges to the Lender and grants to the Lender a continuing security interest in Pledgor's option to purchase 200,000 shares of common stock of the Lender at a price of $4.00 per share, represented by Lender's stock option grant no. 1; all of the shares of common stock of the Lender issuable upon exercise thereof; all of the certificates and/or instruments representing such option and shares of stock; and all cash, interest, securities, dividends, distributions, rights and other property at any time and from time to time received, receivable or otherwise


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distributed in respect of or in exchange for any or all of such option and shares.

All of the foregoing are herein collectively called the "Collateral".

         The Pledgor agrees to deliver to the Lender, promptly upon receipt and in due form for transfer (i.e., duly endorsed in blank or accompanied by stock powers duly executed in blank), all Collateral which may at any time or from time to time be in or come into the possession or control of the Pledgor.

         3. Warranties; Further Assurances. The Pledgor warrants to the Lender that: (a) the Pledgor is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal, beneficial and equitable owner of the Collateral free and clear of all Liens of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid, perfected, first priority security interest in the Collateral in favor of the Lender, free of any adverse claims; (c) all shares of stock issuable upon exercise of the option referred to in Section 2 are duly authorized, validly issued, fully paid and non-assessable; and (d) the proceeds of the loan made by Lender under the Note will not be used by Pledgor in violation of Regulation U promulgated by the Federal Reserve Board.

         So long as any of the Liabilities shall be outstanding, the Pledgor:
(i) shall not, without the express prior written consent of the Lender sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; and (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices deemed necessary or appropriate by the Lender) and do such other acts and things, all as the Lender may from time to time reasonably request, to establish and maintain a valid, perfected, first priority security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities.

         Pledgor additionally represents and warrants to the Lender that this Agreement constitutes the legal, valid and binding obligation of the Pledgor, enforceable against the Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.



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         4. Holding in Name of Lender. The Lender may from time to time after the occurrence and during the continuance of an Event of Default under the Note (an "Event of Default"), without notice to the Pledgor, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Lender, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Pledgor to allow collection of the Collateral, (e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto and (f) take control of any proceeds of the Collateral.

         5. Voting Rights, Dividends, etc. (a) Notwithstanding certain provisions of Section 4 hereof, so long as the Lender has not given the notice referred to in paragraph (b) below:

         A. The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers (including exercise rights) and stock purchase or subscription rights (but any such exercise by the Pledgor of stock purchase or subscription rights may be made only from funds of the Pledgor not constituting part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; provided, however, that the Pledgor agrees that it will not exercise any such right or power in any manner which would materially adversely impair the value of the Collateral or any part thereof or violate any provision of the Note.

         B. The Pledgor shall be entitled to receive and retain any and all dividends, interest and other cash payments payable in respect of the Collateral which are paid in cash by the Lender, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Lender may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Pledgor, shall be forthwith delivered to the Lender in due form for transfer (i.e., endorsed in blank or


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         accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

         C. The Lender shall execute and deliver, or cause to be executed and delivered, to the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to clause (A) above and to receive the dividends, interest and payments which it is authorized to retain pursuant to clause (B) above.

         (b) Upon notice from the Lender after the occurrence and during the continuance of an Event of Default, and so long as the same shall be continuing, all rights and powers which the Pledgor is entitled to exercise pursuant to
Section 5(a)(A) hereof, and all rights of the Pledgor to receive and retain dividends, interest and payments pursuant to Section 5(a)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Lender which shall have, during the continuance of such Event of Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends, interest and payments. Any and all money and other property paid over to or received by the Lender pursuant to this paragraph (b) shall be retained by the Lender as additional Collateral hereunder and applied in accordance with the provisions hereof.

         6. Remedies. Whenever an Event of Default shall exist, the Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it, as well as any other rights and remedies provided for herein or otherwise available to it. Without limiting the foregoing, whenever an Event of Default shall have occurred and be continuing the Lender (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Pledgor therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Pledgor hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Lender of any of its rights and remedies during the continuance of an Event of Default. Any notification of intended disposition of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Any proceeds of any of the Collateral may be applied by the Lender to the payment


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of expenses in connection with the Collateral, including, without limitation, attorney costs, and any balance of such proceeds may be applied by the Lender toward the payment of such of the Liabilities, and in such order of application, as the Lender may from time to time elect (and, after payment in full of all Liabilities, any surplus shall be delivered to the Pledgor or as a court of competent jurisdiction shall direct).

         7. General. No delay on the part of the Lender in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Lender and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         This Agreement shall be construed in accordance with and governed by the internal laws of the State of Illinois, except to the extent that the validity or perfection of the security interest hereunder, or any remedy hereunder, in respect of any particular Collateral is governed by the laws of a jurisdiction other than the State of Illinois.

         This Agreement shall be binding upon the Pledgor and the Lender and their respective successors and assigns, and shall inure to the benefit of the Pledgor, the Lender and each of their successors and assigns of the Administrative Agent.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.



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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.



                                     /s/ Gerard M. Jacobs
                                    ----------------------------------------
                                    GERARD M. JACOBS



                                    METAL MANAGEMENT, INC.


                                    By: /s/ David A. Carpenter
                                        ------------------------------------
                                    Title: Vice President, General Counsel
                                           and Secretary










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